SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2005

THE THAXTON GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-27086	57-0669498
(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Pageland Highway, Lancaster, South Carolina	29720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (803) 285-4337

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities and Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Company is hereby filing its Bankruptcy Report for September 1 through September 30, 2005, which was filed with the Bankruptcy Court on October 25, 2005.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Operating Report for the period September 1, 2005, through September 30, 2005, filed with the U.S. Bankruptcy Court for the District of Delaware on October 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE THAXTON GROUP, INC.

By:	/s/ Robert R. Dunn
Robert R. Dunn
President and Chief Restructuring Officer

Dated: November 1, 2005

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